                                                           EXHIBIT 10.23





[LOGO FOR M&T BANK]           CONTINUING GUARANTY
                          (Corporation or Partnership)

GUARANTOR: CVC PRODUCTS, INC.
         -----------------------------------------------------------------------
         Name

         525 Lee Road, Rochester, New York 14606
         -----------------------------------------------------------------------
         Address of Chief Executive Office

         a |x| corporation |_| general partnership |_| limited partnership |_|_______ organized under the laws of the State of Delaware

BORROWER: CVC Holdings, Inc.
         -----------------------------------------------------------------------
         Name

         525 Lee Road, Rochester, New York 14606
         -----------------------------------------------------------------------
         Address

BANK: Manufacturers and Traders Trust Company, One M&T Plaza, Buffalo, New
      York 14240 Attention: Office of General Counsel

      1. Guaranty. (a) Guarantor guarantees to the Bank the full and immediate payment and performance of all of Borrower's obligations to the Bank from time to time of every kind and nature, now existing and hereafter incurred, direct and contingent, liquidated, secured and unsecured, matured and unmatured, including all accrued and unpaid interest and all Expenses (defined below) even if such obligations were originally contracted with another lender or jointly with other borrowers, even if not evidenced by a writing, and even if periodically extinguished and reincurred (the "Obligations"). Guarantor will pay or perform its obligations under this Guaranty upon demand. This is a guaranty of payment, not collection.

      (b) Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Bank is relying on this Guaranty in making a financial accommodation to Borrower, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Borrower's assets, or other valuable consideration.

      2. Continuing, Unconditional and Unlimited Guaranty. This Guaranty is irrevocable, continuing, unconditional and general without any limitation.

      3. Guarantor's Waivers. (a) Guarantor's obligations shall not be released, impaired or affected in any way by (i) Borrower's bankruptcy, reorganization or insolvency under any law or that of any other party, or by any action of a trustee in any such proceeding; (ii) failure of any other party to perform its obligations to the Bank; or (iii) any other circumstance that might constitute a legal or equitable defense to Guarantor's obligations under this Guaranty, including without limitation: (A) any new agreements or obligations of Borrower with or to the Bank, amendments, changes in rate of interest, extensions of time of payments, modifications, renewals or the existence of or waivers of default as to any existing or future agreements of Borrower or any other party with the Bank; (B) any adjustment, compromise or release of any Obligations of Borrower, by the Bank or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, any security for the Obligations, or the order in which payments and proceeds of collateral are applied; or acceptance by the Bank of any writing intended by any other party to create an accord and satisfaction with respect to any of the Obligations; (C) any delay in or failure to call for, take, hold, continue, collect, preserve or protect, replace, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, perfect a security interest in, realize upon or enforce any security interest in any security for the Obligations, regardless of its value;
(D) any exercise, delay in the exercise or waiver of, any failure to exercise, or any forbearance or other indulgence relating to, any right or remedy of the Bank against any Guarantor, Borrower or other person or relating to the Obligations, to any portion thereof or to any security for the Obligations; (E) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement, or act of commission or omission by the Bank or Borrower; (F) any composition, extension, moratoria or other statutory relief granted to Borrower; or (G) any interruption in the business relations between the Bank and Borrower, or any dissolution or change in form of organization, name or ownership of Borrower or Guarantor.

      (b) Waivers of Notice, etc. The Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Borrower's default or nonpayment of any Obligation, and of changes in Borrower's financial condition; (ii) presentment, protest, notice of protest and demand for payment; and (iii) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Bank's reliance on or enforcement of this Guaranty.

      (c) Waiver of Subrogation. The Guarantor hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, contribution or participation in any claim , right or remedy of Bank against Borrower or any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

      4. Termination; Reinstatement. This Guaranty can be terminated (a) only with respect to Obligations not yet incurred, and (b) only by actual receipt by the Bank officer named above of written notice of Guarantor's intent to terminate (or Guarantor's dissolution) plus (c) the lapse of a reasonable time for Bank to act on such notice. This Guaranty cannot be terminated with respect to any Obligations committed or contracted for or outstanding at the time the Bank acts on such notice, or any prior or subsequent modifications, renewals, extensions or replacements of or interest on such Obligations, or related expenses. If any payment the Bank has received prior to termination subsequently is declared fraudulent or preferential or for any other reason required to be surrendered, Guarantor's obligations under this Guaranty and any related security agreements shall be reinstated and remain in effect until the Bank has actually received payment in full of the Obligations.

      5. Expenses. Guarantor agrees to reimburse the Bank on demand for all the Bank's expenses, costs, damages and losses of any kind or nature, including without limitation actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Bank in attempting to enforce this Guaranty, collect or restructure any of the Obligations, realize on any collateral, or for any other purpose related to the Obligations including but not limited to costs of workout, negotiations, redocumentation or bankruptcy or other legal proceedings or appeal (collectively, "Expenses"). Expenses will accrue interest at the highest legal rate until payment is actually received by the Bank.

      6. Financial and Other Information. Guarantor shall promptly deliver to the Bank copies of all annual reports, proxy statements and similar information distributed to shareholders or partners and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation and shall provide in form satisfactory to the Bank: (i) within sixty days after the end of each of its first three fiscal quarters, consolidated statements of income and cash flows for the quarter, for the corresponding quarter in the previous fiscal year and for the period from the end of the previous fiscal year, with a consolidated balance sheet as of the quarter end; and (ii) within ninety days after the end of each fiscal year, consolidated statements of Guarantor's income and cash flows and its consolidated balance sheet as of the end of each fiscal year, setting forth comparative figures for the preceding fiscal year and to be:
|x| audited |_| reviewed |_| compiled by an independent certified public accountant acceptable to the Bank; all such statements shall be certified by Guarantor's chief financial officer or partner to be correct, not misleading and in accordance with Guarantor's records and to present fairly the results of Guarantor's operations and cash flows and if annual its financial position at year end in conformity with generally accepted accounting principles. If no box is checked, Guarantor shall deliver financial statements and information in the form and at the times satisfactory to the Bank. Guarantor represents that its assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Bank in such statements. Guarantor authorizes the Bank from time to time to obtain, verify and review all financial data deemed appropriate by the Bank in connection with this Guaranty and the Obligations, including without limitation credit reports from agencies.

      7. Security; Right of Setoff. As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Bank, Guarantor hereby grants to the Bank a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Bank including without limitation all deposits and other accounts owing at any time by the Bank in any capacity to Guarantor in any capacity (collectively, "Property"). The Bank shall have the right to set off Guarantor's Property against any of Guarantor's obligations to the Bank and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in addition to those under this Guaranty and other agreements and applicable law.

      8. No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of its assets in a manner or to an extent that would or might impair Guarantor's ability to perform its obligations under this Guaranty.

      9. Nonwaiver by the Bank; Miscellaneous. This is the entire agreement between Guarantor and the Bank with respect to the Guaranty. This Guaranty may be assigned by the Bank, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Guarantor and its successors and assigns. All rights and remedies of the Bank are cumulative and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Bank by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Bank of any right or remedy shall preclude exercise by the Bank at any time at its sole option of the same or any other right or remedy of the Bank without notice. No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank. No waiver or amendment of any right or remedy of the Bank or release by the Bank shall be effective unless made specifically in writing by the Bank. This Guaranty shall by governed by the laws of the State of New York, without regard to its principles of conflict of laws. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision is nevertheless held invalid the other provisions shall remain in effect. Captions are solely for convenience and are not part of the substance of this Guaranty.

      10. Joint and Several; Primary Obligation. If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and agrees that the Bank need not seek payment from any source other than the undersigned Guarantor. This Guaranty is a primary obligation. Guarantor's obligations hereunder are separate and independent of Borrower's, and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Borrower or any other party.

      11. Authorization. Guarantor certifies that it is an entity in the form described above duly organized and in good standing under the laws of the State of its organization and duly authorized to do business in each State material to the conduct of its business. Guarantor has determined that the execution of this Guaranty will be in its best interest, to its direct benefit, incidental to its powers, and in furtherance of its duly acknowledged purposes and objectives. Execution of this Guaranty by the persons signing below has been authorized by all necessary corporate action, including directors' and shareholders consent, as evidenced by the attached certificates, or (as appropriate) is authorized by its partnership agreement or governing instrument, a certified copy of which is attached. Guarantor's chief executive office is located at the above address.

      12. Guarantor's Consents. In any action or other legal proceeding relating to this Guaranty, Guarantor (a) consents to the personal jurisdiction of any State or federal court located in the State of New York and (b) agrees that in any proceeding concerning this Guaranty, (i) a copy of this Guaranty kept in the Bank's course of business may be admitted into evidence as an original, and (ii) Guarantor will not interpose any counterclaims, setoff or defense of any nature.

      13. WAIVER OF JURY TRIAL. GUARANTOR AND THE BANK EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS GUARANTY.

                                   GUARANTOR:

DATE  September 30, 1996                    CVC PRODUCTS, INC.
      ------------------                    ------------------------------------

TIN # 16-1017191                        By: /s/ Emilio O. DiCataldo
      ------------------                    ------------------------------------
                                      Name: Emilio O. DiCataldo
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                 ACKNOWLEDGMENT

STATE OF NEW YORK )
                   :SS.
COUNTY OF MONROE )

On the 30th day of September in the year 1996, before me personally came Emilio
O. DiCataldo

|_|   Partnership       to me known and known to me to be a general partner of
                        the partnership described in and which executed the above instrument, and __he duly acknowledged to me that __he executed the above instrument for and on the behalf of said partnership.

|x|   Corporation       to me known, who, being by me duly sworn, did dispose
                        and say that __he resides in _________________________
                        ________________________________________________; that
                        __he is the Senior Vice President and Chief Fin. Officer of CVC Products, Inc. the corporation described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the board of directors of said corporation.

                                /s/Gordon E. Forth
                                ------------------------------------------------
                                Notary Public

                                GORDON E. FORTH
                        Notary Public, State of New York
                           Qualified in Monroe County
                        Commission Expires June 6, 1996

FOR BANK USE ONLY
Authorization Confirmed:

/s/ [ILLEGIBLE]
------------------------
Signature

                                                           DOC QTY   DATE 2-2-96
                                                           COM C.V.C HOLDING
                                                           6.S.   U.
                                                           2073060000

[LOGO OF M&T BANK]             CONTINUING GUARANTY
                           (Corporation or Partnership)

GUARANTOR: CVC Holdings, Inc.
         -----------------------------------------------------------------------
         Name

         525 Lee Road, Rochester, New York 14606
         -----------------------------------------------------------------------
         Address of Chief Executive Office

         a |x| corporation |_| general partnership |_| limited partnership |_|_______ organized under the laws of the State of Delaware

BORROWER: CVC Products, Inc.                                  2073150009
         -----------------------------------------------------------------------
         Name

         525 Lee Road, Rochester, New York 14606
         -----------------------------------------------------------------------
         Address

BANK: Manufacturers and Traders Trust Company, One M&T Plaza, Buffalo, New York
      14240 Attention: Office of General Counsel

      1. Guaranty (a) Guarantor guarantees to the Bank the full and immediate payment and performance of all of Borrower's obligations to the Bank from time to time of every kind and nature, now existing and hereafter incurred, direct and contingent, liquidated and unliquidated, secured and unsecured, matured and unmatured, including all accrued and unpaid interest and all Expenses (defined below) even if such obligations were originally contracted with another lender or jointly with other borrowers, even if not evidenced by a writing, and even if periodically extinguished and reincurred (the "Obligations"). Guarantor will pay or perform its obligations under this Guaranty upon demand. This is a guaranty of payment, not collection.

      (b) Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Bank is relying on this Guaranty in making a financial accommodation to Borrower, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Borrower's assets, or other valuable consideration.

      2. Continuing, Unconditional and Unlimited Guaranty. This Guaranty is irrevocable, continuing, unconditional and general without any limitation.

      3. Guarantor's Waivers. (a) Guarantor's obligations shall not be released, impaired or affected in any way by (i) Borrower's bankruptcy, reorganization or insolvency under any law or that of any other party, or by any action of a trustee in any such proceeding; (ii) failure of any other party to perform its obligations to the Bank; or (iii) any other circumstance that might constitute a legal or equitable defense to Guarantor's obligations under this Guaranty, including without limitation: (A) any new agreements or obligations of Borrower with or to the Bank, amendments, changes in rate of interest, extensions of time for payments, modifications, renewals or the existence of or waivers of default as to any existing or future agreements of Borrower or any other party with the Bank; (B) any adjustment, compromise or release of any Obligations of Borrower, by the Bank or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, any security for the Obligations, or the order in which payments and proceeds of collateral are applied; or acceptance by the Bank of any writing intended by any other party to create an accord and satisfaction with respect to any of the Obligations; (C) any delay in or failure to call for, take, hold, continue, collect, preserve or protect, replace, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, perfect a security interest in, realize upon or enforce any security interest in any security for the Obligations, regardless of its value;
(D) any exercise, delay in the exercise or waiver of, any failure to exercise, or any forbearance or other indulgence relating to, any right or remedy of the Bank against any Guarantor, Borrower or other person or relating to the Obligations, to any portion thereof or to any security for the Obligations; (E) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement, or act of commission or omission by the Bank or Borrower; (F) any composition, extension, moratoria or other statutory relief granted to Borrower; or (G) any interruption in the business relations between the Bank and Borrower, or any dissolution or change in form of organization, name or ownership of Borrower or Guarantor.

      (b) Waivers of Notice, etc. The Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Borrower's default or nonpayment of any Obligation, and of changes in Borrower's financial condition; (ii) presentment, protest, notice of protest and demand for payment; and (iii) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Bank's reliance on or enforcement of this Guaranty.

      (c) Waiver of Subrogation. The Guarantor hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, contribution or participation in any claim , right or remedy of Bank against Borrower or any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

      4. Termination; Reinstatement. This Guaranty can be terminated (a) only with respect to Obligations not yet incurred, and (b) only by actual receipt by the Bank officer named above of written notice of Guarantor's intent to terminate (or Guarantor's dissolution) plus (c) the lapse of a reasonable time for Bank to act on such notice. This Guaranty cannot be terminated with respect to any Obligations committed or contracted for or outstanding at the time the Bank acts on such notice, or any prior or subsequent modifications, renewals, extensions or replacements of or interest on such Obligations, or related expenses. If any payment the Bank has received prior to termination subsequently is declared fraudulent or preferential or for any other reason required to be surrendered, Guarantor's obligations under this Guaranty and any related security agreements shall be reinstated and remain in effect until the Bank has actually received payment in full of the Obligations.

      5. Expenses. Guarantor agrees to reimburse the Bank on demand for all the Bank's expenses, costs, damages and losses of any kind or nature, including without limitation actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Bank in attempting to enforce this Guaranty, collect or restructure any of the Obligations, realize on any collateral, or for any other purpose related to the Obligations including but not limited to costs of workout, negotiations, redocumentation or bankruptcy or other legal proceedings or appeal (collectively, "Expenses"). Expenses will accrue interest at the highest legal rate until payment is actually received by the Bank.

      6. Financial and Other Information. Guarantor shall promptly deliver to the Bank copies of all annual reports, proxy statements and similar information distributed to shareholders or partners and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation and shall provide in form satisfactory to the Bank: (i) within sixty days after the end of each of its first three fiscal quarters, consolidating and consolidated statements of income and cash flows for the quarter, for the corresponding quarter in the previous fiscal year and for the period from the end of the previous fiscal year, with a consolidating and consolidated balance sheet as of the quarter end; and (ii) within ninety days after the end of each fiscal year, consolidating and consolidated statements of Guarantor's income and cash flows and its consolidating and consolidated balance sheet as of the end of each fiscal year, setting forth comparative figures for the preceding fiscal year and to be: |x| audited |_| reviewed |_| compiled by an independent certified public accountant acceptable to the Bank; all such statements shall be certified by Guarantor's chief financial officer or partner to be correct, not misleading and in accordance with Guarantor's records and to present fairly the results of Guarantor's operations and cash flows and if annual its financial position at year end in conformity with generally accepted accounting principles. If no box is checked, Guarantor shall deliver financial statements and information in the form and at the times satisfactory to the Bank. Guarantor represents that its assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Bank in such statements. Guarantor authorizes the Bank from time to time to obtain, verify and review all financial data deemed appropriate by the Bank in connection with this Guaranty and the Obligations, including without limitation credit reports from agencies.

      7. Security; Right of Setoff. As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Bank, Guarantor hereby grants to the Bank a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Bank including without limitation all deposits and other accounts owing at any time by the Bank in any capacity to Guarantor in any capacity (collectively, "Property"). The Bank shall have the right to set off Guarantor's Property against any of Guarantor's obligations to the Bank and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in addition to those under this Guaranty and other agreements and applicable law.

      8. No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of its assets in a manner or to an extent that would or might impair Guarantor's ability to perform its obligations under this Guaranty.

      9. Nonwaiver by the Bank; Miscellaneous. This is the entire agreement between Guarantor and the Bank with respect to the Guaranty. This Guaranty may be assigned by the Bank, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Guarantor and its successors and assigns. All rights and remedies of the Bank are cumulative and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Bank by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Bank of any right or remedy shall preclude exercise by the Bank at any time at its sole option of the same or any other right or remedy of the Bank without notice. No course of dealing or other conduct, no oral agreement or representation made by the Bank or usage of trade shall operate as a waiver of any right or remedy of the Bank. No waiver or amendment of any right or remedy of the Bank or release by the Bank shall be effective unless made specifically in writing by the Bank. This Guaranty shall by governed by the laws of the State of New York, without regard to its principles of conflict of laws. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision is nevertheless held invalid the other provisions shall remain in effect. Captions are solely for convenience and are not part of the substance of this Guaranty.

      10. Joint and Several; Primary Obligation. If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and agrees that the Bank need not seek payment from any source other than the undersigned Guarantor. This Guaranty is a primary obligation. Guarantor's obligations hereunder are separate and independent of Borrower's, and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Borrower or any other party.

      11. Authorization. Guarantor certifies that it is an entity in the form described above duly organized and in good standing under the laws of the State of its organization and duly authorized to do business in each State material to the conduct of its business. Guarantor has determined that the execution of this Guaranty will be in its best interests, to its direct benefit, incidental to its powers, and in furtherance of its duly acknowledged purposes and objectives. Execution of this Guaranty by the persons signing below has been authorized by all necessary corporate action, including directors' and shareholder consent, as evidenced by the attached certificates, or (as appropriate) is authorized by its partnership agreement or governing instrument, a certified copy of which is attached. Guarantor's chief executive office is located at the above address.

      12. Guarantor's Consents. In any action or other legal proceeding relating to this Guaranty, Guarantor (a) consents to the personal jurisdiction of any State or federal court located in the State of New York and (b) agrees that in any legal proceeding concerning this Guaranty, (i) a copy of this Guaranty kept in the Bank's course of business may be admitted into evidence as an original, and (ii) Guarantor will not interpose any counterclaims, setoff or defense of any nature.

      13. WAIVER OF JURY TRIAL. GUARANTOR AND THE BANK EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS GUARANTY.

                                   GUARANTOR:

DATE February 2, 1996              CVC Holdings, Inc.

TIN # 16-1383279                   By: /s/ Emilio O. DiCataldo
                                       ----------------------------------------
                                       Emilio O. DiCataldo, Senior V.P. Finance
                                       ----------------------------------------

                                       ----------------------------------------

                                 ACKNOWLEDGMENT

STATE OF NEW YORK )
                     :SS.
COUNTY OF MONROE )

On the 2 day of February in the year 1996, before me personally came Emilio O. DiCataldo

|_|   Partnership       to me known and known to me to be a general partner of
                        the partnership described in and which executed the above instrument, and __he duly acknowledged to me that he executed the above instrument for and on the behalf of said partnership.

|x|   Corporation       to me known, who, being by me duly sworn, did dispose
                        and say that __he resides in _________________________
                        ________________________________________________; that
                        __he is the Senior VP Finance of CVC Holdings, Inc., the corporation described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the board of directors of said corporation.

                                          /s/ John D. Inzana
                                          -------------------------------------
                                          Notary Public

                                                    JOHN D. INZANA
                                        Notary Public, in the State of New York
                                                     MONROE COUNTY
                                           Commission Expires March 9, 1997

FOR BANK USE ONLY
Authorization Confirmed:

/s/ [ILLEGIBLE]
------------------------
Signature